Exhibit 10.3


                                 LEASE AGREEMENT
                                 ---------------

THIS LEASE is made the 7th day of October, 1991.

THE PARTIES ARE:

          SCHMITT PROPERTIES, INC., 1845 East Rand Road, Suite L-100, Arlington Heights, Illinois 60004

          --"Landlord";

          and, FIRST CHICAGO BUILDING CORPORATION, One First National Plaza, Chicago, Illinois 60670

          --"Tenant."

THE DEMISED PREMISES ARE:

          THAT APPROXIMATELY 2,500 SQUARE FOOT PART of the three-story office condominium building and facility, more particularly described on Exhibit A (the "Improvements"), which are located upon and within the land and improvements known as 1845 East Rand Road, Arlington Heights, Illinois more particularly described on Exhibit B and (the Improvements and the said land being herein jointly referred to as the "Premises").

LANDLORD, for and in consideration of the payment of the rent and the performance of the covenants and agreements by Tenant herein contained, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the demised Premises.

                                   ARTICLE ONE
                                   -----------

           Term, Commencement Date, Construction and Security Deposit
           ----------------------------------------------------------

Section 1-1. Term. The term of this Lease shall be for the period commencing on the commencement date as hereinafter set forth and expiring without further notice or act on July 31, 1997 with two (2) five (5)-year renewal options.

Section 1-2. Commencement Date. The commencement date shall be the later of October 1, 1991 or the date upon which the Improvements are substantially completed to permit Tenant to open Tenant's business for the intended use of the Premises or the date upon which the proper municipal authorities grant a certificate of occupancy to permit Tenant to open Tenant's business for the intended use of the Premises if such certificate is required by applicable municipal ordinances.

Section 1-3. Delivery of Possession; Consent to Combining Premises With Adjoining Premises; Condition of Premses. Landlord will deliver

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the Premises to Tenant immediately upon execution of this Lease by Landlord and
Tenant. The Premises will be delivered in their "AS-IS" condition. Tenant may cause such alterations to be made to the Premises as Tenant may desire to prepare the Premises for Tenant's intended use of the Premises. As more particularly set forth below, Landlord acknowledges that Tenant intends to combine the Premises with those premises (the "Adjoining Premises") leased by Tenant pursuant to a Lease Agreement (the "Adjoining Lease"), dated February 6, 1981, between Daniel Fusco, as landlord ("Adjoining Landlord"), and Glenview Guaranty Savings & Loan Association, Tenant's remote predecessor in interest, as tenant, and to use and operate the Premises and the Adjoining Premises as a single unit. Landlord specifically consents to Tenant demolishing, opening passages or doors through, or otherwise altering, the wall or walls between the Premises and the Adjoining Premises or such other portions of the Premises as Tenant may desire (the "Adjoining Walls") to accommodate such combination. Tenant will deliver to Landlord Tenant's plans and specifications relating to such alterations of the Premises which will demonstrate to Landlord's reasonable satisfaction that the Premises as so altered will be structurally sound.

Landlord represents to Tenant that, as of the date of this Lease, except as set forth below, the Premises and the Improvements, and all equipment serving the Premises and Improvements are in good condition and working order, that the Premises and Improvements comply will all applicable state, federal, municipal, and other laws, rules, and regulations applicable to the Premises and Improvements and that the Premises and Improvements may lawfully be used for Tenant's intended purpose as set forth in this Lease, and that there is no breach or violation by Landlord or by the Premises or Improvements of the conditions, convenants, declarations, rules, or regulations of the Condominium Documents, as defined below. Notwithstanding the foregoing, Landlord acknowledges that the parking lot serving the Premises is in need of repair. Rand Olive Condominium Association, Inc. (the "Condominium Association") will cause the parking lot to be patched, seal coated, and striped on or before June 30, 1992. Landlord acknowledges that Tenant may desire to modify the front stairs of the main entrance of the building containing the Premises. Landlord agrees to support Tenant's efforts to so modify the stairway at a reasonable cost. Landlord agrees to cast all votes in Landlord's control, and to cause all affiliates of Landlord to cast all votes in such affiliates' control, in the same manner as Tenant cast the votes controlled by Tenant in any meeting of the Condominium Association at which such modifications are voted upon.

Section 1-4.  Options to Renew Term.

In accordance with Section 1-1 of this Lease, Landlord does hereby grant to Tenant the right, privilege and option to renew this Lease for two (2) successive five (5) year periods (collectively, the "Option Periods") upon the same terms and conditions as herein contained except as otherwise provided in this Section. The Base Rent during the first Option Period will be as set forth below. The Base Rent during the

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second Option Period will be equal to the market rent for the Premises as of the commencement of the first day of the second Option Period. For the purposes of this section, "market rent" is the rent for which the Premises would be leased to a tenant of similar creditworthiness as Tenant, for uses similar to Tenant's use, and for terms similar to the terms of this Lease, less all applicable concessions and other economic inducements then customarily given to new tenants of similar leased premises. The market rent will be determined by agreement of the parties and/or by appraisal, as provided below. The Option Period will commence on the date immediately following the expiration of the initial Lease term or the expiration of the first Option Period, if applicable.

Landlord shall give Tenant written notice of the impending expiration of the initial Lease term or the first Option Period, as applicable, at least 210 days prior to the expiration thereof. With respect to the first Option Period, Tenant thereafter shall exercise its option by giving Landlord written notice of its intent to renew at least 180 days prior to the expiration of the initial Lease term.

With respect to the second Option Period, together with Landlord's notice to Tenant, Landlord will also deliver to Tenant Landlord's estimation of the then market rent for the Premises for purposes of establishing the rent during the second Option Period. Tenant will have a period of 30 days after receiving such notice within which to either accept Landlord's estimation of market rent or to propose a different estimate of market rent. If Tenant accepts Landlord's estimation of market rent, such estimation will be the rent during the second Option Period if Tenant exercises its option to extend the term this Lease into the second Option Period. If Tenant proposes a different estimate of market rent, Landlord will have a period of 10 days after receiving such proposal within which to either accept Tenant's estimation of market rent or to notify Tenant in writing of Landlord's decision to submit the issue of market rent to appraisal, as provided below. If Landlord accepts Tenant's estimation of market rent, such estimation will be the rent during the second Option Period if Tenant exercises its option to extend th term of this Lease into the second Option Period. If Landlord notifies Tenant of Landlord's election to submit the rent issue to appraisal, then, together with such notice, Landlord will submit the name of an appraiser, qualified in the area of appraising the market rental value of properties similar to the Premises. Tenant will have a period of 10 days within which to either accept the appraiser submitted by Landlord as the sole appraiser or to submit the matter to a panel of appraisers. If Tenant accepts such appraiser as the sole appraiser, such appraiser's determination of market rent will be binding on the parties if Tenant exercises its option to extend the term of this Lease into the second Option Period. If Tenant does not so accept such appraiser, Tenant will so notify Landlord and, together with such notice, Tenant will submit the name of an appraiser qualified in the area of appraising the market rental value of properties similar to the Premises. The two appraisers so selected by Landlord and Tenant will name a third appraiser qualified in the area of appraising the market rental value of properties similar

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to the Premises, and such three appraisers will independently estimate the then market rental for the Premises and the market rental value of the Premises will be the arithmatic average of the two appraised values which are closet together. In the event that there is a sole appraiser, Landlord and Tenant will each pay one-half of the costs and expenses of such appraiser. In the event that there is a panel of appraisers, Landlord will pay all of the costs of the appraiser named by Landlord, Tenant will pay all of the costs of the appraiser named by Tenant, and Landlord and Tenant will each pay one-half of the third appraiser named by the other two appraisers. Tenant will notify Landlord as to whether Tenant will exercise its option to evoke the second Option Period within 30 days after the date on which the market rent has been determined.

                                   ARTICLE TWO
                                   -----------

                       Base Rental and Rental Adjustments
                       ----------------------------------

Section 2-1.  Base Rent.

Tenant shall pay to Landlord as base rent for the Premises the following amounts monthly in advance on the first day of each and every calendar month during the term of this Lease and during the Option Period if exercised by Tenant.

During the initial term of this Lease, Tenant will pay the following amounts as minimum monthly rent:

         Commencement through September 30, 1992:             $2,395.00
         October 1, 1992 through September 30, 1993:          $2 494.79
         October 1, 1993 through September 30, 1994:          $2,598.74
         October 1, 1994 through September 30, 1995:          $2,707.02
         October 1, 1995 through September 30, 1996:          $2,819.81
         October 1, 1996 through July 31, 1997:               $2,937.30

If Tenant elects to exercise the Option Period, Tenant will pay the following amounts as base rent monthly rent during the Option Period:

         August 1, 1997 through September 30, 1997:           $2,937.30
         October 1, 1997 through September 30, 1998:          $3,059.69
         October 1, 1998 through September 30, 1999:          $3,187.18
         October 1, 1999 through September 30, 2000:          $3,319.98
         October 1, 2000 through September 30, 2001:          $3,458.31
         October 1, 2001 through July 31, 2002:               $3,602.41

Section 2-2. Additional Rent. In addition to the base rent, Tenant shall pay to Landlord in accordance with Section 2-4 the following as additional rents:

(a). Tenant shall pay as additional rent an amount equal to the Direct Expenses (as defined in Section 2-5 below) paid or incurred by the Landlord on account of the operation and/or maintenance of the Premises (as defined in Section 2-5). The amount to be paid and the manner of payment shall be determined in accordance with Section 2-4.

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     (i)  expenses directly attributable to Tenant's occupancy and use:

          (aa) all heating, electrical and other utility services directly zoned and separately metered;

          (bb) all non-structural repairs;

          (cc) telephone services; and,

          (dd) other expenses, if any.

     (ii) The following expenses indirectly related to Tenant's occupancy and use of the Premises for the period beginning on the commencement date and ending on the last day of each full year following commencement date and each full year thereafter during the remainder of the term, including any renewal thereof:

          (aa) a proportion (as defined below) of all property taxes paid by Landlord;

          (bb) a proportion (as defined below) of any insurance premiums, other than those reimbursed by Tenant as Direct Expenses, paid or incurred by Landlord after deduction of premiums attributable to the Improvements used and occupied by Tenant as provided for in subparagraph 2-2(b)(i) of this Section.

          The word "proportion" as hereinabove used shall be deemed to mean that Tenant's expense shall be determined on a prorata basis which is Tenant' s percentage of gross rentable area occupied under this Lease in relation to total gross rentable area contained in the building of which the Premises are a part. Tenant shall pay these expenses to Landlord within thirty (30) days after receiving Landlord's statement therefor. Notwithstanding any other provision of the Lease to the contrary, the additional rent payable by Tenant with respect to any given Lease Year, as defined below (other than the first Lease Year), will not increase by more than five percent (5%) over the additional rent paid by Tenant with respect to the previous Lease Year.

Section 2-3.  Intentionally Omitted.

Section 2-4. Payment of Base Rent and Additional Rent. Base rent shall be paid by Tenant on the first day of each and every calendar month during the term hereof. If the commencement date is other than the first day of a calendar month, rent for the portion of the calendar month at the beginning of the term and at the end of the term shall be prorated.

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The additional rent required to be paid by Tenant in Section 2-2(a) shall be determined and paid in the ofllowing manner. Landlord shall notify Tenant thirty
(30) days in advance, in writing, of the estimated amount of the direct expenses to be paid or incurred by Landlord (as defined in Section 2-5 and based on the financial statements prepared by Landlord's accountants for the prior year) for the next succeeding 12 month period commencing upon the commencement date of the term of this Lease (such 12 month period, and each succeeding 12 month period thereafter may be referred to as a "Lease Year"). For the first Lease Year, Landlord and Tenant shall agree as to the estimated amount of such expenses. Tenant shall pay such sum in advance to Landlord in equal monthly installments during the balance of the then current Lease Year on the first day of each remaining month in said Lease Year commencing on the first day of the first month following Tenant's receipt of such notification so that Tenant's entire share of such increases shall have been paid to Landlord prior to the end of the Lease Year. Within thirty (30) days following the end of each Lease Year during the term of any renewal hereof Landlord shall submit to Tenant a statement showing the actual amount of expenses of Landlord reimbursable by Tenant under this Lease, the actual amount which should have been paid by Tenant with respect to these expenses for the past Lease year, the amount thereof actually paid during that year by Tenant, and the amount of any balance or overpayment thereof as the case may be. Tenant may, upon notice to Landlord given within thirty (30) days after Tenant receives such statement from Landlord, review, copy, or audit Landlord's records with respect to such expenses. Any deficiency shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt of such statement or completion of Tenant's review of Landlord's records if Tenant has given Landlord notice of such review as provided above, and any overpayment thereof shall be immediately credited against Tenant's additional rent due hereunder.

The payments due hereunder shall be made in such manner and at such place or places as Landlord may direct in writing and until further notice to:

         Schmitt Properties, Inc.
         c/o R.J. Schmitt & Associates, Inc.
         1845 East Rand Road
         Suite L-100
         Arlington Heights, Illinois 60004

Tenant shall pay promptly all expenses required to be paid directly by Tenant pursuant to Section 2-2(b)(i) and (ii).

Section 2-5. Definition of Direct Expense. Direct expense paid or incurred by Landlord on account of the operation and/or maintenance of the Premises shall be deemed to mean all reasonable direct costs of operations and maintenance as determined by generally accepted principles of accounting and auditing practices and includes by way of illustration and not limitation: heat, water, electricity and other utility costs; insurance premiums; condominium association assessments; real estate taxes; permits, licenses and inspection fees; cost of

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labor, materials and other services; and personal property taxes or replacement taxes therefor, paid or incurred by Landlord in the operation and maintenance of the Premises as determined by the certified public accountant employed by Landlord for the applicable period or year. Direct expenses shall not include, however, any property or other taxes levied or assessed attributable to the Premises, or insurance premiums, to the extent that the payment of these expenses has already been provided for in Section 2-2(b) (ii), or any expenses or costs to be paid by Tenant under Sections 2-2(b) (i) or (ii). Any dispute arising under this Section as to the reasonableness of the amount of direct expenses, the inclusion of certain expenses or their attributability to Tenant shall be resolved by arbitration pursuant to Section 6-1.

                                  ARTICLE THREE
                                  -------------

                     Landlord's Additional Rights and Duties
                     ---------------------------------------

Section 3-1. Services. Landlord, at Landlord's expense subject to the provisions of this Lease (specifically including but not limited to Section 2-2), shall provide Tenant with the following services and shall pay all direct expenses, all subject to reasonableness and applicable law and regulations:

     (a)  utilities for common areas;
     (b)  janitorial services for common areas;
     (c)  landscape services;
     (d)  trash removal;
     (e)  window washing as deemed necessary;
     (f)  snow removal as required;
     (g)  all structural repairs and maintenance;
     (h)  exterior maintenance;
     (i)  parking area maintenance;
     (j)  elevator service; and,
     (k)  management services.

Section 3-2. Taxes and Assessments. Subject to the provisions of this Lease, Landlord shall be responsible to pay all state, city and county taxes, assessments and other charges of every kind that become due and payable in connection with the Premises and any Improvements now thereon or hereafter placed upon said Premises during the original term of this Lease or during any extended term if Tenant exercises Tenant's option to extend.

Section 3-3. Fire and Extended Coverage Insurance. Subject to the provisions of this Lease, during the term of this Lease or any extensions thereof, Landlord at landlord's own expense, covenants that Landlord will keep the Improvements now standing upon, or which may hereafter be erected upon, the Premises insured against loss or damage by fire, vandalism, and malicious mischief and the hazards covered by extended coverage insurance in a responsible insurance company or companies and to maintain such insurance at all times during the term of this Lease or any extensions thereof in an amount equal to not less

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than the full insurable value of said Improvements. The policy or policies thereof shall be taken out by Landlord and/or the Condominium Association and shall name Tenant as co-insured or as additional insured and if required by any mortgagee shall have loss payable to the mortgagees as their interests shall appear.

Section 3-4. Maintenance. Landlord represents and warrants that the Premises, including hot water, heating, plumbing and electrical systems, and all other items, are in good working order and repair. Landlord shall make any repairs of a structural nature to the Improvements and any non-structural repairs made necessary by defects in construction as well as maintaining the roof, exterior walls, foundation walls, driveways and parking lots.

If the repairs required to be made by Tenant are not completed within a reasonable time after request for such repair by Landlord, Landlord shall have the option to make such repairs after first giving Tenant fifteen (15) days' notice of intention to do so, and any amounts expended by virtue thereof shall be added to the next month's rent in the full amount of the expenditures.

Section 3-5. Landlord's Right to Access. Tenant shall permit Landlord and Landlord's agents to enter upon the Premises at all reasonable times during business hours to examine the condition of the same, provided that Landlord gives Tenant a twenty-four (24) hour notice of coming, except in time of emergency, and shall permit Landlord to make such repairs as may be required. Notwithstanding the foregoing, including specifically, the foregoing provision regarding entry into the Premises in time of emergency, due to the nature of Tenant's business, Tenant may designate areas within the Premises which Landlord may not enter into without Tenant's prior consent and then only when accompanied by a representative designated by Tenant. Tenant shall permit Landlord, for a period of one hundred eighty (180) days prior to the expiration of the term of this Lease, as such term may have been extended, to place upon the Premises the usual "For Rent" or "For Sale" signs, and shall permit Landlord and Landlord's agents, at reasonable times during such period, to conduct prospective Tenants or purchasers through the Premises after giving notice as aforesaid.

Section 3-6. Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant and nothing contained in this Lease shall empower Tenant to do any act which can, shall or may encumber Landlord's title.

                                  ARTICLE FOUR
                                  ------------

                      Tenant's Additional Rights and Duties
                      -------------------------------------

Section 4-1. Purpose of Use of Premises. Tenant is hereby given the privilege of using the Premises and the common area of the Improvements for the purpose of maintaining offices in the conduct of Tenant's principal business as set forth in Exhibit E; provided, however, that in the event Tenant is by law, regulation or ordinance prohibited or

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forbidden to use the Improvements for the purposes previously set forth, Tenant is then hereby given the privilege of using the Improvements for any lawful purpose in accordance with the terms and conditions of this Lease.

Section 4-2. Observation of Laws. Tenant shall at its own cost and expense, promptly observe and comply with all laws, ordinances, requirements, orders, directives, rules and regulations of the federal, state, county, municipal or town governments and of all governmental authorities affecting the Premises and Improvements, including land abutting the same and the street and parking lot abutting it and any sidewalks which may be constructed adjacent to said street, whether the same are in force at the commencement of the term of this Lease or may be in the future passed, enacted or directed (collectively, "Laws") and Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of, or be imposed because of the failure of Tenant to comply with its obligations under this Lease; provided, however, that Landlord will pay the cost of causing the Premises to comply with any Laws to the extent that the Premises fail to comply with any such Laws as of the date of this Lease, and will also pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of, or be imposed because of such failure, and provided also that in observing and complying with all Laws Tenant shall not be required to make any structural repairs or changes in the Improvements or any non-structural repairs made necessary by defects in construction.

Tenant shall not use or permit the Improvements or the Premises to be used for any purpose other than as specified herein and shall not use or permit the Improvements or Premises to be used for any unlawful, immoral or disreputable purposes, nor for any use or occupation which would be in conflict with provisions of the Municipal Code of the applicable village, city, county or other governmental subdivision applicable to the use and occupancy of the Premises, or which would jeopardize or invalidate any of the insurance coverage on the Premises.

Section 4-3. Quiet Enjoyment. Tenant shall have the peaceable possession and enjoyment of the Improvements throughout the term of this Lease without any hindrance, disturbance of ejectment by Landlord, Landlord's successors and assigns.

Section 4-4. Insurance on Tenant's Property. Tenant shall be solely responsible for obtaining any fire or extended coverage insurance for Tenant's personal property and the Leasehold Improvements of Tenant and for all goods, commodities and materials stored by Tenant in or about the Premises.

Section 4-5. Liability Insurance. At all times during the term hereof or any extension thereof, Tenant at Tenant's own expense shall maintain and keep in force for the mutual benefit of Landlord and Tenant general public liability insurance against claims for personal injury, death or property damage occurring in or about the Premises or sidewalks or areas adjacent to the Premises to afford protection to the limit of not

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less than $300,000.00 in respect to injury or death of a single person and to the limit of not less than $500,000.00 in respect to any one accident and to the limit of not less than $100,000.00 in respect to property damage.

In order to evidence the coverage in effect, Tenant shall provide Landlord with a certificate of insurance. Tenant agrees to obtain a written obligation from the insurers to notify Landlord in writing at least ten (10) days prior to cancellation or refusal to renew any such policies. Should Tenant fail to carry such public liability insurance, Landlord may at Landlord's option cause public liability insurance as aforesaid to be issued, and in such event, Tenant agrees to pay the premiums for such insurance promptly, upon Landlord's demand, as additional rent.

Section 4-6. Maintenance. Tenant shall make, subject to the representations and warranties of Landlord stated in Sections 1-3 and 3-4, at Tenant's own expense, all non-structural repairs of every kind and description which may be needed to normally maintain the interior of that part of the Premises leased to Tenant, and the water and heating systems, plumbing system, electrical wiring system, sprinkler system and air-conditioning in good condition and repair. Notwithstanding any of the above, Tenant shall repair any damage to the Premises or appurtenances thereunto belonging caused by the misuse or negligence of Tenant, Tenant's employees or invitees. Tenant agrees to replace all broken glass in connection with the Premises with glass of the same size and quality of that broken. Landlord, upon Tenant's notice, will replace all major components of the HVAC systems as necessary.

If the repairs required to be made by Landlord are not completed within a reasonable time after request for such repair by Tenant, Tenant shall have the option to make such repairs after first giving Landlord fifteen (15) days' notice of intention to do so, and any amounts expended by virtue thereof shall be subtracted from the next month's rent in the full amount of the expenditures.

Where applicable, Tenant shall have the benefit of all warranties and maintenance agreements by the contractor, sub-contractor and/or materialmen relative to the Premises.

Section 4-7. Alterations and Additions. Tenant at Tenant's expense, shall have the right to make such changes in the interior of the Premises, other than major structural changes, as Tenant shall deem necessary or advisable in adapting the Premises for Tenant's use. No structural changes shall be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

All fixtures shall become a part of the Premises and the property of Landlord at the termination of the Lease except that trade fixtures, machinery and equipment and power wiring, conduits and other fixtures installed by Tenant shall be considered as Tenant's own and Tenant shall have the right to recover same at any time during the term of

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this Lease or any extension thereof, provided that Tenant shall repair any damage caused to said Premises by such removal.

Section 4-8. Signs. The building shall be known as the "First Chicago Building" or any other name as designated by Tenant and approved by the Condominium Association.

Tenant shall comply with all laws, ordinances, plat and deed restrictions, condominium declarations, by-laws of the Condominium Association, and lawful regulations applicable to the erection, maintenance and the removal of any signs approved, and damage and injury from the maintenance of such signs shall be expressly included in the above-mentioned liability insurance. Any damage to any Improvements caused by such sign or signs shall be restored by Tenant forthwith. Tenant shall have the right to modify any exterior or interior sign currently relating to the Premises which may be on the Improvements or freestanding on the real property on which the Improvements are located, subject to obtaining any necessary approval of any local governmental authority and of the Association, as defined below.

Section 4-9. Assignment and Subletting. Tenant shall not assign this Lease or sublet the demised Premises, or any part thereof, without obtaining the prior written consent of Landlord which consent shall not be unreasonably withheld. Any dispute which arises under this Section regarding the reasonableness of Landlord's consent shall be settled by arbitration pursuant to the provisions of
Section 6-1. No assignment or subletting consented to by Landlord shall relieve Tenant from Tenant's liability hereunder, and each and every assignee or sublessee shall be charged with all of the provisions hereof. Notwithstanding the foregoing, Tenant may assign or sublet all or any portion of the Premises or of Tenant's rights under this Lease to any affiliate of Tenant, or to any entity which acquires all or a substantial portion of the assets of Tenant, or to any entity into or with which Tenant merges or is consolidated in any manner.

Section 4-10. Default. If Tenant shall fail to pay any installment of the fixed-rent or any additional rent or other charges as and when the same shall become due and payable, and such default shall continue for a period of twenty
(20) days after written notice given to Tenant by Landlord, or if Tenant shall default in the performance of any of the other terms, covenants or conditions of this Lease and such default shall continue for a period of twenty (20) days after written notice given to Tenant by Landlord, or if any execution shall be issued against Tenant or any of Tenant's property whereby any part of the Improvements shall be taken or occupied by someone other than Tenant, or if Tenant shall vacate and abandon the Premises, or if this Lease or the estate of Tenant hereunder shall be transferred or passed to or devolve upon any other person, firm or corporation, except in the manner provided in this Lease, or if Tenant shall assign, mortgage or encumber this Lease or sublet the Premises or any part of the Premises, except as otherwise provided in this Lease, without the prior written consent of Landlord, Landlord shall have the right, at Landlord's

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option, to terminate this Lease and the term hereof, as well as the right, title and interest of Tenant hereunder, by giving Tenant fifteen (15) days' notice in writing of such intention, and upon the expiration of the time fixed in such latter notice, if such default be not cured prior thereto or (except a default for non-payment of rent or additional rent), Tenant shall not then be diligently engaged in good faith in prosecuting the work necessary to remove said cause or in taking the steps necessary to remedy said default, this Lease and term hereof, as well as all the right, title and interest of Tenant hereunder, shall wholly cease and expire in the same manner and with the same force and effect as if the date fixed by such latter notice were the expiration of the term herein originally granted; and Tenant shall immediately quit and surrender the Premises to Landlord and Landlord may re-enter the demised Premises and take possession of all or any part thereof, and remove all property and persons therefrom and shall not be liable for any damage therefor or for trespass.

Section 4-11. Waiver of Subrogation Clause. Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable in force and effect only with respect to loss or damage occurring at such a time that the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

Section 4-12. Subordination and Non-Disturbance. This Lease and all of the rights of Tenant hereunder are and shall be subject and subordinate to the lien of any mortgage or mortgages whether now on the Premises or whether hereafter placed on the Premises or any part thereof, except Tenant's property or trade fixtures, and to any and all renewals, modifications, replacements, extensions or substitutions of any such mortgage or mortgages (collectively, "Mortgage"), provided, nevertheless, each Mortgage shall contain a provision to the effect that so long as Tenant is not in default under this Lease, or any renewal thereof, no foreclosure of the lien of such Mortgage or any other proceeding in respect thereof shall divest, impair, modify, abrogate or otherwise adversely affect any interest or rights whatsoever of Tenant under this Lease. Landlord will use Landlord's best efforts to obtain from Landlord's existing mortgagee with respect to the Property a written non-disturbance agreement in accordance with the foregoing provision.

This Lease, if required, shall be submitted by Landlord to Landlord's mortgagee for such mortgagee's approval and is subject to such approval, and, this Lease, if required, shall be assigned to Landlord's mortgagee by instrument in form satisfactory to such mortgagee.

Section 4-13. Indemnification. Tenant shall indemnify and save Landlord harmless from and against any and all liability, claims, damages, penalties or judgments arising from or in any way connected with injury to person or property sustained by action in and about the Premises in custody and control of Tenant, during the term of this Lease, or any extension thereof. The fact that Tenant maintains the insurance required by Section 4-5 shall be considered complete compliance with this Section. If Landlord shall, without fault on Landlord's part, be made a part of any litigation commenced by or against Tenant, Tenant shall protect and hold Landlord harmless and pay all reasonable costs, expenses and reasonable attorney fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease.

Except for the negligence or wilful misconduct of Landlord or the negligence or wilful misconduct of Landlord's officers, agents, servants, employees or contractors, Landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings or other improvements, or to any person or persons at any time on the Premises, including any damage or injury to Tenant or to any of Tenant's officers, agents, servants, employees, contractors, customers or sublessees.

Section 4-14. Surrender of Premises. Tenant shall surrender and deliver up the Premises and appurtenances at the end of the term of this Lease, as it may be extended, broom-clean and in as good condition and order as they were at commencement of the term hereof, reasonable use and natural wear and tear thereof and damage by fire or other casualty and changes made with Landlord's consent excepted. Tenant may remove all the trade fixtures, signs, equipment, stock in trade, and other items of a similar nature used in connection with Tenant's business, including such as may have been temporarily attached to the realty. If such removal results in injury to or defacement of the Premises, Tenant shall immediately repair the Premises at Tenant's expense.

Section 4-15. Condominium; Right to Vote. The Premises are part of the Rand Olive Condominium (the "Condominium"). As long as Tenant is not in default under this Lease, Tenant shall have the right to participate in all meetings of the owners of the Condominium and shall have the right to vote Landlord's vote as a unit owner of the Premises, or give a proxy therefor. Landlord shall execute any proxy necessary to establish Tenant of record as the holder of the vote attributable to the Premises. Landlord has delivered to Tenant copies of the Rand Olive Condominium Declaration, the Articles of Incorporation and By-Laws of the Condominium Association, all rules and regulations of the Condominium and the Condominium Association, and all other similar documents relating to the Condominium and the Condominium Association (collectively, the "Condominium Documents"). Landlord will not agree to any modification to the Condominium Documents without Tenant's prior approval. Landlord will deliver to Tenant notice of any proposed modification of the Condominium Documents and copies of any documents or other materials relating to such proposal which may be in Landlord's possession or control.

Section 4-16. Right of First Refusal; Expansion Option Space. Landlord is the owner of the premises directly beneath the Premises (the "Associates Expansion Premises") and the owner of the premises directly beneath the Adjacent Premises (the "Additional Expansion Premises") (the Associates Expansion Premises and the Additional Expansion Premises may be referred to collectively as the "Expansion Premises"). Landlord hereby grants to Tenant the following rights with respect to the Expansion Premises.

Tenant, upon 180 days written notice to Landlord, may elect to rent all of any portion of the Associates Expansion Premises. If Tenant so elects to rent all or any portion of the Associates Expansion Premises, Landlord will cause such premises to be available to Tenant upon the date specified by Tenant in such notice provided that such specified date will be reasonably sufficient to permit Landlord time to prepare such premises for delivery to Tenant.

Tenant will have the right to rent all or any portion of the Additional Expansion Premises commencing at the end of the term of the existing leases affecting the Additional Expansion Premises or of any subsequent lease of such premises. Landlord will give Tenant 210 days notice of the pending termination of a lease affecting the Additional Expansion Premises, unless such lease would terminate earlier that 210 days from such notice due to no default by Landlord, such as, for example, due to a default by the tenant under such lease, in which case Landlord would give Tenant as much notice as Landlord reasonably could give under the circumstances. Tenant would have a period of 30 days within which to notify Landlord of Tenant's exercise of Tenant's rights under this Section.

The lease of any Expansion Premises would be upon the same terms and conditions as contained in this Lease except that the Base Rent with respect to such Expansion Premises would be the then market rental for such Expansion Premises. The then market rental would be determined by agreement of the parties or by arbitration, in accordance with the procedures set forth is Section 1-4 of the Lease.

If Tenant elects to rent less than all of the available Expansion Premises, the portion of the Expansion Premises not so rented would be an architecturally complete space of a reasonably marketable size and configuration.

Landlord will deliver the Expansion Premises to Tenant in its then "as-is" condition, unless otherwise agreed to by the parties.

Landlord hereby also grants to Tenant the right of first refusal with respect to all Expansion Premises as provided in this Section. If Landlord desires to lease all or any portion of the Expansion Premises to any party, Landlord will first offer such space to Tenant together with the terms and conditions upon which Landlord intends to offer such space for rent. Tenant will have a period of 30 days within which to notify Landlord as to whether Tenant desires to rent the space offered upon the terms offered. If Tenant does not accept such offer, Landlord may rent the offered to space to any party provided that the economic terms of such rental are not more favorable to such party as those which were offered to Tenant. If Landlord desires to rent such space upon terms which are economically more favorable to such party, Landlord will first offer such space to Tenant upon such more favorable terms. Tenant will have a period of 15 days within which to accept such terms. If Tenant does not accept such terms, Landlord may rent the offered space to any party on such terms.

                                  ARTICLE FIVE
                                  ------------

                Eminent Domain, Damage or Destruction of Premises
                -------------------------------------------------

Section 5-1. Eminent Domain. If the entire Premises, or the Adjacent Premises, or such part of the Premises or the Adjacent Premises, as, in Tenant's judgment, renders the remainder of the combined area of the Premises and the Adjacent Premises unsuitable for Tenant's continued use, shall be taken in appropriation proceedings or by any rights of eminent domain, then this Lease shall terminate and be void from the time when possession thereof is required for public use, and such taking shall not operate as or be deemed an eviction of the Tenant or a breach of Landlord's covenant for quiet enjoyment; but Tenant shall pay all rent due, and perform and observe all other covenants hereof, up to the time when possession is required for public use; provided, however, that if in Tenant's judgment, the combined area of the Premises and the Adjacent Premises after such taking can be made to be suitable for Tenant's continued use, and if two (2) years or more of the term hereof (including the extension of such term) then remains unexpired or available, and if the remaining Premises and Adjacent Premises can be substantially restored within sixty (60) days, then, at Tenant's option, this Lease shall not terminate, but Landlord shall, at Landlord's sole expense, restore the Premises to a condition satisfactory to Tenant. The rent payable by Tenant during the period of restoration will be reduced by a reasonable amount, but after such restoration, the rent herein reserved shall be paid by Tenant as herein provided during the remainder of the term hereof abated by the percentage that the fair market value of the Premises, attributable solely to the land and Improvements, has been reduced because of such taking. Said market value immediately before and after such taking shall be determined by agreement of the parties or, failing agreement of the parties within thirty
(30) days of the effective date of such taking, by a local Independent Fee Appraiser selected by mutual agreement of Landlord and Tenant, which appraiser's decision will be final and binding on the parties.

The cost of such appraiser shall be borne equally by Landlord and Tenant.

Tenant shall have the right at Tenant's sole cost and expense to assert a separate claim or join in Landlord's claim in any condemnation proceeding for its personal property, Tenant's improvements, loss of value in Tenant's leasehold estate, moving expenses or any other claims Tenant may have. Tenant shall be entitled to and shall receive that portion of any award or payment made which is attributable solely to Tenant's claims, and Landlord shall be entitled to and shall receive that portion of any award or payment made which is attributable solely to the land and Improvements erected thereon.

Section 5-2. Damage or Destruction of Improvements. In the event the Improvements shall be rendered untenantable by fire or other casualty, Landlord shall within one hundred twenty (120) days from the date of such damage or destruction, repair or replace the Improvements to substantially the same condition as prior to the damage or destruction. If Landlord fails to commence repair of the damage or destruction within thirty (30) days from the date of such damage or destruction, or if the Improvements have not been replaced or repaired to such condition within one hundred twenty (120) days, Tenant, at Tenant's option (to be exercised by written notice to Landlord), may terminate this Lease, or Tenant may cause such repairs to be completed, and any cost or expense incurred by Tenant with respect to such repairs will be immediately reimbursed by Landlord. If Landlord fails to so reimburse Tenant, Tenant, at Tenant's option, may off set the amount of such costs and expenses against the rent due under this Lease. The rent herein required to be paid shall abate during the period of such untenantability.

If the Improvements shall be damaged in part by fire or other casualty, but still remain tenantable, Landlord shall repair the Improvements to substantially the same condition as prior to the damage. During the period of such repairs and restorations, the Lease shall continue in full force and effect, provided, however, that Tenant shall be required to pay the rent herein reserved abated by the percentage of area destroyed as compared to the total area herein demised, unless such fire or other casualty is caused by Tenant's negligence in which case the rental shall not abate but will continue unaffected during the repair period. If Landlord fails to commence repair of the damage or destruction within thirty (30) days from the date of such damage or destruction, or if the Improvements have not been replaced or repaired to such condition within one hundred twenty (120) days, Tenant, at Tenant's option (to be exercised by written notice to Landlord), may terminate this Lease, or Tenant may cause such repairs to be completed, and any cost or expense incurred by Tenant with respect to such repairs will be immediately reimbursed by Landlord. If Landlord fails to so reimburse Tenant, Tenant, at Tenant's option, may off set the amount of such costs and expenses against the rent due under this Lease.

In the event that any damage or destruction occurs during the last twelve (12) months of the original term of this Lease or any extension of the term, to the extent of fifty (50%) percent or more of the insurable value of the Improvements, Landlord or Tenant may elect to terminate this Lease as of the date of destruction or damage, by giving notice of such election will fifteen
(15) days after such damage or destruction. In such event, Landlord shall receive the proceeds of the insurance without obligation to rebuild or restore the Premises, and shall execute any waiver which may be required of it by any or Landlord. Any dispute which arises under this Section regarding the negligence of Tenant shall be settled by arbitration pursuant to the provisions of Section 6-1.

                                   ARTICLE SIX
                                   -----------

                               General Provisions
                               ------------------

Section 6-1. Arbitration. Any controversy or claim arising out of or relating to:

     (a) the usability of the Premises after a taking as provided in Section 5-1; or,

     (b)  the negligence of Tenant as provided in Section 5.2; or

     (c) the reasonableness of Landlord's consent to assign or subletting as provided in Section 4-9,

     (d)  the resolution of disputes relating to Direct Expenses as provided in
          Section 2-5,

shall be settled by arbitration in accordance with the rule the American Arbitration Association. The arbitration decision shall be final and binding upon the parties.

Section 6-2. Service of Notice. Every notice, approval, or other communication authorized or required by this Lease will be in writing and either hand delivered, which includes delivery by commercially reasonable delivery services, or sent by certified or registered mail, postage prepaid, to the other party at the following address or at such other address as may be designated by notice in writing given from time to time and shall be deemed given, if made by personal delivery, on the date of delivery, or if made by mailing, three days after the date postmarked.

If notice is to be given to Landlord, it shall be given at following address:

         Schmitt Properties, Inc.
         c/o R.J. Schmitt & Associates, Inc.
         1845 East Rand Road
         Suite L-100
         Arlington Heights, Illinois 60004
         Attention:  Mr. Greg Schmit

If notice is to be given to Tenant, it shall be given at th address set forth in Exhibit E.

Section 6-3. Governing Law. This Lease and the performance hereof shall be governed, interpreted, construed and regulated by the laws of the State of Illinois.

Section 6-4. Partial Invalidity. If any term, covenant, condition or provision of this Lease, or the application thereof, to any person or circumstances, shall at any time or to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 6-5. Combined Space; Cooperation And Coordination With Adjoining Landlord. Landlord acknowledges that Tenant intends to combine the Premises leased by Tenant under this Lease with the Adjoining Premises lease by Tenant under the Adjoining Lease and to operating such combined premises as a single unit. At Tenant's request, Landlord agrees to cooperate and coordinate with Tenant and the Adjoining Landlord with respect to matters which may or may not be addressed in either or both of this Lease and the Adjoining Lease but which affect the combined premises as a whole.

Section 6-6. Conditioned Upon Consent And Agreement Of Adjoining Landlord. Notwithstanding any other provision of this Lease to the contrary, this Lease and Tenant's obligations under this Lease are conditioned upon Tenant receiving consent from the Adjoining Landlord, satisfactory to Tenant, pursuant to which the Adjoining Landlord consents to the demolition or other alteration of the Adjoining Walls, to the combining of the Adjoining Premises and the Premises, and to the combined use of the Adjoining Premises.

Section 6-7. Termination Of Lease Upon Termination Of Adjoining Lease. Notwithstanding any other provision of this Lease to the contrary, at Tenant's option, this Lease will terminate if the Adjoining Lease terminates. If Tenant desires to so terminate this Lease, Tenant will deliver written notice to Landlord of such termination. The effective date of such termination will be the effective date of the termination of the Adjoining Lease.

Section 6-8. Interpretation. Wherever in this Lease the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require.

Section 6-8. Headings. The headings used herein are for reference and convenience only and shall not enter into the interpretation hereof.

Section 6-9. Counterparts. This Lease may be executed in several counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

Section 6-10. Exhibits. The Exhibits referred to herein are attached hereto and by reference made a part hereof.

Section 6-11. Entire Agreement. No oral statement or prior written matter shall have any force or effect. This agreement shall not be modified or canceled except by writing subscribed by all parties.

Section 6-12. Benefit. Except as otherwise expressly provided herein, the covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

Section 6-13. Authority of Parties. Landlord and Tenant each to the other represents and warrants that each has full right and authority to enter into and perform the obligations under this Lease for the full term hereof.

Section 6-14. Recording of Lease. This Lease shall not be recorded by Tenant. Landlord and Tenant, at the request of the other, will execute, acknowledge, and deliver a Memorandum of this Lease, in recordable form, which Memorandum may be recorded with respect to the Premises.

Section 6-15. Compliance with Condominium Documents. Landlord and Tenant shall each obey and conform to the declaration of condominium, by-laws and rules and regulations of the Condominium Association which are hereby incorporated herein.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                        Landlord
                                        --------

                                        SCHMITT PROPERTIES, INC.


                                        By:   /s/ Greg Schmitt
                                            ------------------------------------
                                            Greg Schmitt, President     10-17-91

                                         Tenant
                                         ------

                                         FIRST CHICAGO BUILDING CORPORATION


                                         By:   /s/ Richard C. Gallagher
                                             -----------------------------------
                                             Richard C. Gallagher, President

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------


          This Assignment and Assumption of Lease ("Assignment") is made as of August 16, 1994 by FIRST CHICAGO BUILDING CORPORATION, an Illinois corporation ("Assignor") in favor of NATIONAL BANCORP, INC., a _______________ corporation ("Assignee"). (Assignor and Assignee are hereinafter sometimes together referred to as the "Parties").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of October 7, 1991, a copy of which is attached hereto as Exhibit "A" and by this reference made a part hereof (collectively the "Lease"), SCHMITT PROPERTIES, INC., ("Landlord") leased to Ansignor's predecessor certain premises defined and described in the Lease as the "demised premises".

          B. Assignor and Assignee have agreed to enter into this Assignment.

          C. Any term used in this Amendment which is defined in the Lease and not otherwise defined in this Assignment will have the same meaning in this Amendment as in the Lease.

          The Parties agree as follows:

                                   AGREEMENTS
                                   ----------

          1. Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's right, title, estate and interest as tenant in, to and under the Lease.

          2. Assignee hereby accepts the foregoing assignment and agrees to observe and perform all terms, covenants, conditions amd obligations as tenant under the Lease and agrees to comply with all restrictions contained in the Lease which are applicable to the demised premises and the occupancy by any person thereof.

          3. Assignee hereby agrees to indemnify, protect, defend and hold Assignor harmless from and against all claims, demands, liabilities, losses, costs, damages or expenses, (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignee under the terms of the lease arising on or after the date hereof.

          4. This Assignment is expressly conditioned on the following:

               (a) Consent of the Landlord to this Assignment;

               (b) Landlord and Assignee executing an amendment to the Lease in substantially the form of Exhibit "B" attached hereto;

               (c) The approval of Assignee's application for a bank charter at the Premises and the issuance thereof to Assignee;

               (d) The assignment of the Adjoining Lease by Assignor to Assignee.

               (e) Assignee installing its ATM and assignor removing its existing ATM from its current location at the Lease site; provided, however, that Assignor shall not remove its ATM until Assignee has arranged for and has provided Assignor written notice of the date and time for installation of Assignee's ATM, in coordination with Assignor's removal of its ATM. It is the intention of Assignor and Assignee to coordinate the substitution of their respective ATMs so as not to create a period time in which ATM service is provided to the Lease premises.

          It is understood and agreed that in the event the above conditions are not satisfied on or before November 1, 1994, this Assignment shall be null and void and of no further force and effect; provided, however, Assignor at its option may extend the November 1, 1994 date to December 1, 1994 by written notice to Assignee prior to November 1, 1994.

          5. From the period commencing August 1, 1994 until the earlier of November 1, 1994, or as may be extended by paragraph 4 above, or the issuance of the aforedescribed bank charter, Assigneee shall pay Assignor as a fee $3,000 on August 1, 1994 and $3,000 on or before the first day of each month thereafter, but not later than December 1, 1994, which fee shall be non-refundable.

          6. Until the expiration of the original term of the Lease on July 31, 1997, Assignee agrees not to amend or modify the Lease without the prior written consent of Assignor.

          7. Assignee represents and warrants to Assignor that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Mid-America Real Estate Corporation in the negotiation or making of this Assignment, and Assignee agrees to indemnify and hold harmless Assignor from the claim or claims of any other broker or brokers claiming to have caused Assignee to enter into this Assignment.

          8. Any notice required or permitted to be given under this Assignment shall be deemed given when dispatched by registered or certified mail, return receipt requested, postage prepaid, addressed:

               to Assignee at:

               National Bancorp, Inc.
               1300 East Irving Park Road
               Suite 200
               Streamwood, Illinois 60107
               Attn:  Mr.  Tom Roth, President

               with a copy to:

               Don Storino
               Storino, Ramello & Durkin
               9501 West Devon
               Suite 800
               Rosemont, Illinois 60018

               to Assignor at:

               First Chicago Building Corporation
               Real Estate Transaction Unit
               One First National Plaza
               Mail Suite 0475
               Chicago, Illinois 60670-0475
               Attn: Unit Manager

               with a copy to:

               The First National Bank of Chicago
               One First National Plaza
               Mail Suite 0801
               Chicago, Illinois 60670-0801
               Attn:  Law Department

          9. This Assignment constitutes the entire agreement of the Parties relative to the subject matter hereof, and all prior negotiations, agreements and understandings are specifically merged herein and superseded hereby. This Assignment may be modified only by a written instrument executed by the Parties. This Assignment is the result of the prior negotiations, agreements and understandings of the Parties and is to be construed as the jointly prepared product of the Parties.

          10. The terms and provisions of this Assignment shall inure to the benefit of and shall be binding upon the Parties and their respective successors, representatives and permitted assigns.

          11. This Assignment shall be construed in accordance with and governed by the laws of the State of Illinois.

          12. If any terms or provision of this Assignment or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each remaining term and provision of this Assignment shall be valid and be enforced to the fullest extent permitted by law.

          IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

                                             Assignor:

                                             FIRST CHICAGO BUILDING CORPORATION


                                             By:    /s/ Chris L. Wagner
                                                  ------------------------------
                                                    Name:    Chris L. Wagner
                                                    Title:   Chairman


                                             Assignee:

                                             NATIONAL BANCORP, INC.


                                             By:    /s/ Thomas H. Roth
                                                  ------------------------------
                                                    Name:
                                                    Title:   President  8-17-94

                                   EXHIBIT "B"
                                   -----------

                               AMENDMENT TO LEASE
                               ------------------

          This Amendment to Lease ("Amendment") is made as of 8/16, 1994, by SCHMITT PROPERTIES, INC., ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of October 7, 1991, leased to FIRST CHICAGO BUILDING CORPORATION ("FCBC") certain premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated 8/16, 1994, FCBC assigned the Lease to Tenant.

          C. Landlord and Tenant desire to amend the Lease.

          In consideration of the mutual promises contained in this Amendment, and for the good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Notwithstanding any provisions of the Lease to the contrary, Tenant shall pay to Landlord the following amounts as minimum monthly rent:

          October 1,* 1994 through September 30,* 1995         $3,333.33
          October 1,*  l995 through September 30,* 1996        $3,466.67
          October 1,* 1996 through July 31, 1997               $3,605.33

* or later, as may be extended pursuant to paragraph 4 of the Assignment and Assumption of Lease.

          Notwithstanding any provisions of the Lease to the contrary, if Tenant elects to exercise the Option Period, Tenant will pay the following amounts as base monthly rent during the Otion Period:

          August 1, 1997 through September 30, 1997            $3,605.33
          October 1, 1997 through September 30, 1998           $3,749.55
          October 1, 1998 throuqh September 30, 1999           $3,899.53
          October, 1999 through September 30, 2000             $4,055.51
          October 1, 2000 through Septpmber 30, 2001           $4,217.73
          October 1, 2001 through September 30, 2002           $4,386.44

          2. Tenant shall deposit with Landlord concurrently with the execution of this Amendment an irrevocable letter of credit in an initial amount equal to the total amount of base rent payable during the balance of the term of the Lease issued by a financial institution approved by Landlord naming Landlord, its successors and assigns as beneficiary and bearing an expiration date not earlier than July 31, 1997 as security for Tenant's rental obligations under the lease. So long as Tenant is not in default under the Lease, Tenant may decrease the initial amount of the letter of credit annually commencing on October 1, 1995, or later as may be extended pursuant to paragraph 4 of the Assignment and Assumption of Lease, and each October 1 thereafter by an amount equal to the total amount or the base rent paid by the Tenant under the Lease during the previous twelve months. If Tenant exercised the Option to Renew Term, Tenant will deposit with Landlord a replacement letter of credit in an amount equal to the total amount of base rent payable during the renewal term which shall be subject to annual reductions on Each October 1 thereafter equal to the total amount of base rent paid during the previous twelve (12) months.

          3. This Amendment will be governed by the laws of the State of Illinois. This Amendment is binding on parties or the respective successors and assigns. Any terms used in this Amendment which is defined in the Lease and not otherwise defined in this Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment will control.

          4. Except for the modifications contained herein, the Lease shall remain unmodifiod and in full force and effect.

          The parties have executed this Amendment as of the date first above written.

                                             Landlord:

                                             SCHMITT PROPERTIES, INC.


                                             By:    /s/ Greg Schmitt
                                                  ------------------------------
                                             Its:  President             8/16/94


                                             Tenant:

                                             FIRST BANCORP, INC.


                                             By:    /s/ Thomas H. Roth
                                                  ------------------------------
                                             Its:  President             8-17-94

                               CONSENT OF LANDLORD
                               -------------------


          The undersigned, being the Landlord under the Lease, hereby consents to the terms and provisions of the foregoing Assignment and Assumption of Lease. Landlord agrees as follows:

          1. Upon the expiration of the original term of the Lease on July 31, 1997, Assignor shall be released from all of the terms, covenants, conditions and obligations as tenant under the Lease notwithstanding the exercise by Assignee of its option to extend the Lease under Section 1-4 of the Lease.

          2. The Amemdment to the Lease in substantially the form attached as Exhibit "B" to the foregoing Assignment and Assumption of Lease when executed by Landlord and Assignee shall not be binding upon Assignor.

          3. Until the expiration of the original term of the Lease on July 31, 1997, Landlord will not amend or modify the Lease without the prior written consent of Assignor and Assignor shall in no event or to any extent be bound by any amendment or modification of the Lease not consented to by Assignor.



               Executed 8/16, 1994.



                                             SCHMITT PROPERTIES, INC.


                                             By:    /s/ Greg Schmitt
                                                  ------------------------------
                                             Its:  President

                                   EXHIBIT "B"
                                   -----------

                               AMENDMENT TO LEASE
                               ------------------

          This Amendment to Lease ("Amendment") is made as of __________, 1994, by SCHMITT PROPERTIES, INC., ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of October 7, 1991, leased to FIRST CHICAGO BUILDING CORPORATION ("FCBC") certain premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated __________, 1994, FCBC assigned the Lease to Tenant.

          C. Landlord and Tenant desire to amend the Lease.

          In consideration of the mutual promises contained in this Amendment, and for the good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Notwithstanding any provisions of the Lease to the contrary, Tenant shall pay to Landlord the following amounts as minimum monthly rent:

          October 1,* 1994 through September 30,*1995          $3,333.33
          October 1,* 1995 through September 30,* 1996         $3,466.67
          October 1,* 1996 through July 31, 1997               $3,605.33

* or later, as may be extended pursuant to paragraph 4 of the Assignment and Assumption of Lease.

          Notwithstanding any provisions of the Lease to the contrary, if Tenant elects to exercise the Option Period, Tenant will pay the following amounts as base monthly rent during the Option Period:

          August 1, 1997 through September 30, 1997            $3,605.33
          October 1, 1997 through September 30, 1998           $3,749.55
          October 1, 1998 through September 30, 1999           $3,899.53
          October, 1999 through September 30, 2000             $4,055.51
          October 1, 2000 through September 30, 2001           $4,217.73
          October 1, 2001 through September 30, 2002           $4,386.44

          2. Tenant shall deposit with Landlord concurrently with the execution of this Amendment an irrevocable letter of credit in an initial amount equal to the total amount of base rent payable during the balance of the term of the Lease issued by a financial institution approved by Landlord naming Landlord, its successors and assigns as beneficiary and bearing an expiration date not earlier than July 31, 1997 as security for Tenant's rental obligations under the lease. So long as Tenant is not in default under the Lease, Tenant may decrease the initial amount of the letter of credit annually commencing on October 1, 1995, or later as may be extended pursuant to paragraph 4 of the Assignment and Assumption of Lease, and each October 1 thereafter by an amount equal to the total amount of the base rent paid by the Tenant under the Lease during the previous twelve months. If Tenant exercised the Option to Renew Term, Tenant will deposit with Landlord a replacement letter of credit in an amount equal to the total amount of base rent payable during the renewal term which shall be subject to annual reductions on Each October 1 thereafter equal to the total amount of base rent paid during the previous twelve (12) months.

          3. Notwithstanding any other provisions contained in this lease, in the event (a) Tenant or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository Institution then operating on the Premises is closed, or is taken over by any depository Institution supervisory authority ("Authority"), Landlord may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Landlord for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.

          4. This Amendment will be governed by the laws of the State of Illinois. This Amendment is binding on parties or the respective successors and assigns. Any terms used in this Amendment which is defined in the Lease and not otherwise defined in this Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment will control.

          5. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Amendment as of the date first above written.


                                             Landlord:

                                             SCHMITT PROPERTIES, INC.


                                             By:  /s/ Greg Schmitt
                                                  ------------------------------
                                             Its:  President             8/25/94


                                             Tenant:

                                             NATIONAL BANCORP, INC.


                                             By:  /s/ Thomas H. Roth
                                                  ------------------------------
                                             Its:  President

                               FIRST AMENDMENT TO
                       ASSIGNMENT AND ASSUMPTION OF LEASE

          This First Amendment to Assignment and Assumption of Lease ("First Amendment Assignment") is made as of December 1, 1994 by and between FIRST CHICAGO BUILDING CORPORATION, an Illinois corporation ("Assignor") and NATIONAL BANCORP, INC., a Delaware corporation ("Assignee"). (Assignor and Assignee are hereinafter sometimes together referred to as the "Parties").

                                    RECITALS

          A. By Lease Agreement dated as of October 7, 1991 (the "Lease") SCHMITT PROPERTIES, INC. ("Landlord") leased to Assignor certain premises defined and described in the Lease as the "Premises".

          B. By an Assignment and Assumption of Lease dated as of August 16, 1994 ("Assignment") Assignor assigned to Assignee, and Assignee assumed, the Lease.

          C. Pursuant to the terms of the Assignment Landlord and Assignee executed an Amendment to the Lease dated August 16, 1994.

          D. Assignee was issued a Permit to Organize the Northwest Community Bank (the "Bank") by the Commissioner of Banks and Trust Companies for the State of Illinois ("Commissioner") and Assignee has filed applications with the Federal Deposit Insurance Corporation ("FDIC") and with the Federal Reserve Board of Governors through the Federal Reserve Bank of Chicago ("Federal Reserve") for, respectively, depository insurance for the Bank and approval for the acquisition of the Bank by Assignee, which applications are pending.

          E. The Parties have agreed to enter into this First Amendment Assignment.

          F. Any term used in this First Amendment Assignment which is defined in the Lease or the Assignment and not otherwise defined in this First Assignment Amendment will have the same meaning in this First Assignment Amendment as in the Lease or the Assignment.

          The Parties agree as follows:

                                   AGREEMENTS

          1. With regard to Paragraph 4 of the Assignment, the Parties acknowledge that conditions (a), (b) and (d) have been satisfied and that the date in condition (c) was extended to December 1, 1994.

          2. Condition (c) of Paragraph 4 of the Assignment is deleted and with regard to condition (c) of Paragraph 4 of the Assignment, Assignor acknowledges and agrees that the Assignment shall continue from calendar month to calendar month commencing December 1, 1994 until the earlier of the date that (i) the Charter for the Bank has been issued to the Assignee or any of the applications filed with the Commissioner, the FDIC or the Federal Reserve have been denied and no appeal is pending or (ii) April 30, 1995. Notwithstanding the foregoing, the Parties agree that the Assignment shall automatically terminate, unless extended by the Parties in writing, if the foregoing conditions have not been satisfied by April 30, 1995.

          3. With respect to condition (e) of Paragraph 4 of the Lease, Assignor will modify the security system for its existing ATM so that it is separate from the security system for the Premises and the Adjoining Premises. Assignee has paid Assignor $600 to cover Assignor's costs in connection with such modification.

          4. Subject to the terms and conditions of Section 4-7 of the Lease, commencing on the date that this First Amendment Assignment is fully executed, Assignee, at Assignee's expense, shall have the right to make changes in the interior of the Premises other than major structural changes, as Assignee shall deem necessary or advisable in adapting the Premises for Assignee's use. No structural changes shall be made without the prior written consent of Assignor which consent shall not be unreasonably withheld. Assignee shall indemnify and save Assignor harmless from any mechanics' liens for work done in the interior of the Premises or materials supplied in connection with such work. If the Assignment is terminated pursuant to the provisions of paragraph 2 of this First Amendment Assignment and Assignor elects, and so notifies Assignee, Assignee, at its expense, shall remove such changes and repair any damages to the interior of the Premises caused by such removal.

          5. This First Amendment Assignment is expressly conditioned upon Landlord and Assignee executing a Second Amendment to Lease in substantially the form attached hereto.

          6. Subject to the terms and conditions hereof, keys to, and possession of, the Premises will be provided to Assignee upon the full execution of this First Amendment Assignment.

          7. Except for the modifications contained herein, the Assignment shall remain unmodified and in full force and effect.

          In Witness Whereof the Parties have caused their respective duly authorized representatives to execute this First Amendment Assignment as of the date first above written.


                                             Assignor:

                                             FIRST CHICAGO BUILDING CORPORATION


                                             By:________________________________
                                             Title:_____________________________

                                             Assignee:

                                             NATIONAL BANCORP, INC.


                                             By:  /s/ Thomas H. Roth
                                                 -------------------------------
                                             Title:  President

                               Consent of Landlord


          The undersigned, being the Landlord under the Lease, hereby consents to the terms and provisions of the foregoing First Amendment to Assignment and Assumption of Lease.

          Landlord agrees as follows:

          1. The Second Amendment to Lease in substantially the form attached to the foregoing First Amendment to Assignment and Assumption of Lease when executed between Landlord and Assignee shall not be binding upon Assignor.

          2. If the Assignment and Assumption of Lease dated August 16, 1994 between Assignor and Assignee is terminated pursuant to the terms and provisions of paragraph 2 of the foregoing First Amendment to Assignment and Assumption of Lease (i) the Amendment to Lease dated August 16, 1994 between Landlord and Assignee and (ii) the above described Second Amendment to Lease shall be null and void.

         Executed 1-5, 1995.

                                             SCHMITT PROPERTIES, INC.


                                             By:   /s/ Greg Schmitt
                                                  ------------------------------

                                             Its:  President

                            SECOND AMENDMENT TO LEASE
                            -------------------------


          This Second Amendment to Lease ("Second Amendment") is made as of December 1, 1994, by SCHMITT PROPERTIES, INC. ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of October 7, 1991 (the "Lease"), Landlord leased to First Chicago Building Corporation ("FCBC") certain Premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated as of August 16, 1994, FCBC assigned to Tenant, and Tenant assumed, the Lease ("Assignment") to which Assignment Landlord consented.

          C. By Amendment to Lease dated as of August 16, 1994, Landlord and Tenant amended the Lease ("First Amendment").

          D. By a First Amendment to Assignment and Assumption of Lease dated as of December 1, 1994, FCBC and Tenant amended the Assignment ("First Amendment Assignment").

          E. Landlord and Tenant desire to further amend the Lease.

          In consideration of the mutual promises contained in this Second Amendment, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Paragraph 1 of the First Amendment is modified such that Tenant shall pay the following amounts as minimum monthly rent:

          January 1, 1995 through September 30, 1995           $3,333.33
          October 1, 1995 through September 30, 1996           $3,466.67
          October 1, 1996 through July 31, 1997                $3,605.33

          2. Paragraph 2 of the First Amendment is deleted in its entirety.

          3. If the Assignment and Assumption of the Lease is terminated pursuant to paragraph 2 of the First Amendment Assignment, the First Amendment and this Second Amendment shall be null and void.

          4. This Second Amendment will be governed by the laws of the State of Illinois. This Second Amendment is binding on the parties and their respective successors and assigns. Any term used in this Second Amendment which is defined in the Lease and not otherwise defined in this Second Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Second Amendment and the terms of the Lease, the terms of this Second Amendment will control.

          5. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Second Amendment as of the date first above written.


                                             Landlord:

                                             SCHMITT PROPERTIES, INC.


                                             By:   /s/ Greg Schmitt
                                                  ------------------------------
                                             Its:  President


                                             Tenant:

                                             NATIONAL BANCORP, INC.


                                             By:   /s/ Thomas H. Roth
                                                  ------------------------------
                                             Its:  President

                               AMENDMENT TO LEASE
                               ------------------

          This Second Amendment to Lease ("Second Amendment") is made as of Nov. 3, 1994, 1994, by SCHMITT PROPERTIES, INC. ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS:
                                    ---------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment thereto dated July 15, 1982 (collectively the "Lease") Landlord leased to the predecessor in interest of First Chicago Building Corporation ("FCBC") certain demised premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated August 16, 1994, FCBC assigned the Lease to the Tenant.

          C. Landlord and Tenant entered into a first Amendment to Lease dated as of August 16, 1994 (the "First Amendment").

          D. Landlord and Tenant desire to further amend the Lease.

          In consideration of the mutual promises contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Landlord hereby agrees to eliminate the requirement that Tenant obtain and deposit with Landlord the irrevocable letter of credit referred to in Paragraph 2 of the First Amendment. Accordingly, Paragraph 2 of the First Amendment is deleted in its entirety from and after August 16, 1994.

          2. This Second Amendment will be governed by the laws of the State of Illinois. This Second Amendment is binding on parties or the respective successors and assigns. Any term used in this Second Amendment which is defined in the Lease and not otherwise defined in this Second Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Second Amendment and the terms of the Lease, the terms of this Second Amendment will control.

          3. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and affect.

          The parties have executed this Second Amendment as of the date first above written.

Landlord:                                    Tenant:

SCHMITT PROPERTIES, INC.                     FIRST BANCORP, INC.

By:   /s/ Greg Schmitt                       By:   /s/ Thomas H. Roth
    ------------------------------------         -------------------------------
Title:  President                                    Thomas H. Roth, President

                               AMENDMENT TO LEASE
                               ------------------

          This Third Amendment to Lease ("Third Amendment") is made as of 11/29, 1994, by SCHMITT PROPERTIES, INC. ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS:
                                    ---------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment thereto dated July 15, 1982 (collectively the "Lease") Landlord leased to the predecessor in interest of First Chicago Building Corporation ("FCBC") certain demised premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated August 16, 1994, FCBC assigned the Lease to the Tenant.

          C. Landlord and Tenant entered into both a first Amendment to Lease dated as of August 16, 1994 (the "First Amendment") and a Second Amendment to Lease dated as of November 3, 1994 (the "Second Amendment").

          D. Landlord and Tenant desire to further amend the Lease.

          In consideration of the mutual promises contained in this Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Tenant's Right of First Refusal. Tenant shall have a continuing right of first refusal to acquire the Demised Premises at all times during the term of this Lease. In the event Landlord receives a bona fide offer to purchase the Demised Premises, Landlord shall notify the Tenant in writing of any such purchase offer and Tenant shall have the right to purchase the Demised Premises on the same terms and conditions as are contained in the purchase offer. Tenant shall have a thirty (30) day period following Landlord's receipt of the notice and of a copy of the purchase offer to advise Landlord in writing of Tenant's intention to exercise the right of first refusal provided in this paragraph. Should Tenant exercise this option, the purchase shall be subject to the same terms and conditions as are set out in the offer, including conditions as to purchase price, financing contingency and the like, with the closing date to be not later than forty-five (45) days after the closing date provided in the purchase offer. This right of first refusal shall apply to each and every offer to purchase the Demised Premises hereunder, whether or not Tenant may have elected to exercise its purchase option with respect to any prior sale or sales of the Demised Premises hereunder.

          2. Applicable Law. This Third Amendment will be governed by the laws of the State of Illinois. This Third Amendment is binding on parties or the respective successors and assigns. Any term used in this Third Amendment which is defined in the Lease and not otherwise defined in this Third Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Third Amendment and the terms of the Lease, the terms of this Third Amendment will control.

          3. Modifications. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Third Amendment as of the date first above written.

Landlord:                                    Tenant:

SCHMITT PROPERTIES, INC.                     NATIONAL BANCORP, INC.

By:   /s/ Greg Schmitt                       By:   /s/ Thomas H. Roth
----------------------------------------         -------------------------------
Title:  President                                   Thomas H. Roth, President

                                        2